                                                    EXHIBIT 24


                        POWER OF ATTORNEY


     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 29, 1994, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 7th day of July, 1994.



                                  /s/ Carl E. Reichardt
                                  ______________________________
                                  CARL E. REICHARDT, Director

                        POWER OF ATTORNEY


     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 29, 1994, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 7th day of July, 1994.


                                  /s/ Ronald W. Roskens
                                  ______________________________
                                  RONALD W. ROSKENS, Director

                        POWER OF ATTORNEY


     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 29, 1994, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 7th day of July, 1994.


                                  /s/ Robert A. Krane
                                  ______________________________
                                  ROBERT A. KRANE, Director

                        POWER OF ATTORNEY


     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 29, 1994, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 7th day of July, 1994.


                                  /s/ Clayton K. Yeutter
                                  ______________________________
                                  CLAYTON K. YEUTTER, Director

                        POWER OF ATTORNEY


     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 29, 1994, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 7th day of July, 1994.



                                  /s/ C. M. Harper
                                  ______________________________
                                  C. M. HARPER, Director

                        POWER OF ATTORNEY


     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 29, 1994, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 7th day of July, 1994.



                                  /s/ Gerald Rauenhorst
                                  ______________________________
                                  GERALD RAUENHORST, Director

                        POWER OF ATTORNEY


     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 29, 1994, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 7th day of July, 1994.



                                  /s/ Walter Scott, Jr.
                                  ______________________________
                                  WALTER SCOTT, JR., Director

                        POWER OF ATTORNEY


     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 29, 1994, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 7th day of July, 1994.



                                  /s/ William G. Stocks
                                  ______________________________
                                  WILLIAM G. STOCKS, Director

                        POWER OF ATTORNEY


     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 29, 1994, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 7th day of July, 1994.



                                  /s/ Frederick B. Wells
                                  ______________________________
                                  FREDERICK B. WELLS, Director

                        POWER OF ATTORNEY


     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 29, 1994, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 7th day of July, 1994.



                                  /s/ Thomas R. Williams
                                  ______________________________
                                  THOMAS R. WILLIAMS, Director

                        POWER OF ATTORNEY


     The undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints Philip B. Fletcher as Attorney-in-Fact in his name, place and stead to execute ConAgra's Annual Report on Form 10-K for the fiscal year ended May 29, 1994, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that said Attorney-in-Fact may do by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 7th day of July, 1994.


                                  /s/ Marjorie Scardino
                                  ______________________________
                                  MARJORIE SCARDINO, Director